Exhibit 10.5(c)

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SECOND AMENDMENT TO THE

PRODUCT SUPPLY AND DEVELOPMENT AGREEMENT

This SECOND AMENDMENT TO THE PRODUCT SUPPLY AND DEVELOPMENT AGREEMENT (“Amendment”), effective as of October 23, 2015 (the “Effective Date”), is by and between EaglePicher Medical Power LLC (“EPMP LLC”), a Delaware Corporation having an address of “C” and Porter Streets, Joplin, MO 64801 and Nevro Corp. (“Buyer”), a Delaware Corporation, having its principal place of business at 1800 Bridge Parkway, Redwood City, CA 94065.

WHEREAS, EPMP and Buyer entered into a Product Supply and Development Agreement dated April 5, 2009 (“Agreement”) by which Buyer contracted EPMP to develop and manufacture batteries for proprietary medical implantable devices;

WHEREAS, EPMP and Buyer wish to continue their relationship and modify portions of the Agreement;

NOW, THEREFORE, EPMP LLC and Buyer hereby amend the Agreement as follows:

Sections 4.1 shall be deleted in their entirety and replaced with the following section:

4.0 ORDER AND DELIVERY.

4.1 The Buyer’s purchase commitment shall consist of the quantity of Products for [***] (i.e., [***]) as identified in the table below (the “Buyer MPR”) with an invoicing and delivery schedule to be agreed upon by both EPMP and Buyer. For purposes of this Agreement, estimated Buyer purchases are included for [***].

Year	[***]
Products	[***]

The following additional provisions shall apply:

•	January 1, 2015 – December 31, 2015 - A purchase order for at least the annual total quantity shown above for 2015 shall be issued by Buyer no later than five business days after the Effective Date.

•	Notwithstanding anything else in this Section 4.1 or this Agreement, the Buyer MPR shall be satisfied when Buyer and its Subcontractors have collectively purchased a total of [***] Products. After such number of Products has been purchased, there shall be no further minimum purchase requirements. For example, if Buyer purchases [***] Products in [***] and [***] Products in [***], the minimum purchase requirements under the Buyer MPR in [***] shall be reduced to [***].

•	A purchase order shall be issued by Buyer on or before [***] reflecting at least the minimum quantities for such years shown in the table above (subject to the last bullet below). Although Buyer shall maintain responsibility for the Buyer MPR, Buyer

•	may satisfy all or part of the Buyer MPR through units purchased by Buyer’s subcontractor/vendor (e.g., [***]) (“Subcontractors”) as long as [***].

•	On December 31st of each year, EPMP shall provide Buyer with an accounting of all of the quantities of Products purchased on behalf of Buyer by its Subcontractors during such year (“Third Party Quantities”). To the extent that the Third Party Quantities and any direct purchases by Buyer (collectively, “Total Purchases”) have not together met the Buyer MPRs for the applicable calendar year, Buyer will be responsible for purchasing the difference between the Total Purchases for such year and the Buyer MPRs for such year.

•	During any period after the Buyer MPR has been satisfied (including during [***]), Buyer and its Subcontractors may place Purchase Orders for Products in accordance with Section 4.3.

•	EPMP LLC shall maintain production capacity that can meet an additional [***] percent of the total units required by Buyer for each of the years during the term of this Agreement. For all the years shown above, if the requirements exceed the above quantities by [***] percent, Buyer shall give at least [***] advance notice.

4.1.2 EPMP LLC to establish a redundant battery production operation [***] projected to be fully qualified/validated [***]. EPMP/Buyer shall support as follows:

•	[***] to fund [***]

•	[***] to fund [***] ($[***]) and designate facility space for Nevro production (part of the long term commitment need)

•	[***] to fund [***] ($[***])

•	[***] to fund [***] (~$[***])

•	EP to maintain current production line until [***].

•	EP to transfer and validate the current production line [***]

•	Buyer shall fund a portion of the replicate line equipment in the amount of [***]

•	The payments will be based on milestones and with [***] % at [***], [***]% upon [***], [***]% upon [***]

•	Buyer to meet or exceed annual purchase quantities for [***] in table above

•	The equipment purchased by Nevro is a [***] and [***]

•	Buyer to agree that EaglePicher Medical Power will be the exclusive battery supplier to Nevro for 5 years of supply agreement through 2019.

PRODUCT SUPPLY and DEVELOPMENT AGREEMENT_Amendment #2

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

All other clauses of the Agreement remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their authorized representatives.

EAGLEPICHER MEDICAL POWER LLC

By:	/s/ Dave Lucero

Name:	Dave Lucero

Title:	Vice President & General Manager

Date:	11/6/2015

NEVRO CORP.

By:	/s/ Andrew Galligan

Name:	Andrew Galligan

Title:	CFO, V.P. Finance

Date:	10/23/2015

PRODUCT SUPPLY and DEVELOPMENT AGREEMENT_Amendment #2

Exhibit A

Specifications

[Not Amended]

PRODUCT SUPPLY and DEVELOPMENT AGREEMENT_Amendment #2

Exhibit B

Non-Disclosure Agreement

[Not Amended]

PRODUCT SUPPLY and DEVELOPMENT AGREEMENT_Amendment #2

Exhibit C

(AMENDED)

Pricing Terms

Product Description	Quantity	Unit Price*
325mAh	[***]	$	[***]
325mAh	[***]	$	[***]
325mAh	[***]	$	[***]

*	The Unit Price is tiered (i.e., if Buyer purchases in a calendar year an amount equal to or greater than a quantity specified above, the unit price for all units purchased during such year shall be unit price for the last unit purchased in such year). For example, if Buyer purchases [***] units in a year, the unit price for all units purchased during such year will be $[***]. For years when the Buyer MPR is in effect, the highest unit price for any unit purchased during such year shall be the unit price applicable to the minimum required Purchase Order quantity or such year (i.e., if the Buyer MPR requires [***] units to be purchased in a year, the unit price of all units ordered that year, including under the initial Purchase Orders, shall be $[***]). For years when the Buyer MPR is not in effect, the parties will do a true up calculation at the end of the year, and if applicable EPMP shall refund to Buyer or its designee the amount necessary to ensure that the average unit price for all units purchased during that year is equal to the lowest unit price applicable to any unit purchased during that year.

PRODUCT SUPPLY and DEVELOPMENT AGREEMENT_Amendment #1	Page 6 of 7

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit D

Development Plan(s)

[Not Amended]

PRODUCT SUPPLY and DEVELOPMENT AGREEMENT_Amendment #1	Page 7 of 7